Lithium Technology Corporation 10-K/A

Exhibit 10.41
LEASE AGREEMENT

THIS AGREEMENT OF LEASE, made this 29th day of October, by and between Lithium Technology Corporation, as Lessee, and W&J Enterprises, a Virginia Limited Liability Company as Lessor;

WITNESSETH: Lessor does by these presents lease and demise unto the Lessee the following described property being situated in the City of Fairfax, Virginia, to-wit:

Approximately 2,000 square feet located at:

10379-B Democracy Lane, Fairfax VA 22030

The “Common Elements” shall be separate and apart therefrom, but Lessee shall enjoy the rights in the common elements shared by all the owners and tenants of the Office Condominium. Any areas in the Office Condominium Development that are not leased to Lessee or any other person or entity, and areas that are not included within any Condominium Unit (as defined in the Virginia Code) shall be denoted as “Common Elements”. The “Common Elements” shall be shared by Lessee with other lessees, or occupants, or any other person who, or entity that, may be entitled to the use thereof. Nothing in this lease shall be construed to prevent the Unit Owners Association from modifying such "Common Elements" or from adding to or changing any buildings solely at the Association’s discretion.

TERM. The initial term of the lease shall be 18 months, commencing January 1, 2011 and ending June 30, 2012, unless sooner terminated or extended pursuant to any provision hereof.

EARLY ACCESS. Provided that Lessee has paid its security deposit and first month’s rent in-full, transferred the utility accounts into its name, and delivered proof of insurance to Lessor in advance, Lessee shall be permitted access to the premises no earlier than December 1, 2010, at no additional charge.

1. MINIMUM RENT. The minimum rent for the lease term shall be $48,000.06 payable in eighteen installments of $2,666.67 in advance on or before the first day of each month. Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly rent. Time is of the essence for these payments.

2. CONDOMINIUM FEES: Lessor agrees to pay all condominium fees assessed by the applicable Condominium Association established, or to be established, within the Office Condominium Development, in strict accordance with any payment schedule that has, or may be prescribed by the Condominium Association, and any failure to make such payment shall constitute a default under this lease. Lessee shall reimburse Lessor for only the increase, if any, in the condominium fee over the Base Year 2011, which is currently $368.81 per month.

3. TAXES: Lessor agrees to pay all taxes assessed by the applicable municipality, in strict accordance with any payment schedule that has, or may be prescribed by the municipality, and any failure to make such payment shall constitute a default under this lease. Lessee shall reimburse Lessor for only the increase, if any, in the taxes over the Base Year 2011, which is currently $443.05 per month. Lessee shall pay all personal property and any other taxes that may be levied against Lessee.

4. UTILITIES. Lessee agrees to have the electricity transferred from Lessor to Lessee on or before the Lease Commencement Date and post all deposits or advanced payments. Lessee further agrees to pay all electric bills promptly. Lessor shall pay for the water and sewer for demised premises. Lessee shall be responsible for all telephone, computer network, and internet service, connections, maintenance and repairs.

5. DEPOSIT. In addition to the base rental specified above, Lessee shall tender a payment in the amount of $5,333.34, to Lessor on the date this lease is executed. Provided that Lessee remains in good-standing and is not in default of this lease, half of said payment ($2,666.67) shall be credited to Lessee’s last month’s rent for June 2012, and the remainder ($2,666.67) of said payment shall be as security for return of the demised premises in proper condition at the end of the lease term or on earlier termination or forfeiture of this lease, and shall not be considered to be in satisfaction of any installment of rent that may become due and payable by Lessee during the term (including option periods) of the lease, unless Lessee is expressly notified in writing, by Lessor. If the lease extension option is not exercised, then the full amount of the security deposit less any amounts that Lessor must apply to restore the demised premises to the same condition that existed prior to Lessee’s taking possession thereof, reasonable wear and tear excepted, shall be refunded to Lessee within sixty (60) days after expiration of the lease, including any option periods. Said deposit will be held in a non-interest bearing account. The use, application or retention of the security deposit or any portion thereof by Lessor shall not prevent Lessor from exercising any other right or remedy provided by this lease or by law and shall not operate as a limitation on any recovery to which Lessor may be entitled.

6. EXTENSION OPTION. Subject to Lessor’s approval and provided that Lessee is in possession of the demised premises and is in good-standing with all rental and other payments due under this lease, Lessee may elect to renew this lease at the expiration of the initial term at the current market rate. Lessor shall provide Lesee a written statement of the current renewal rate ninety (90) days prior to the expiration of the initial term. An election shall be made by Lessee’s serving written notice to Lessor no later than sixty (60) days prior to the expiration of the initial term, or a subsequently elected option period, unless a shorter or longer time is agreed to by the parties, of Lessee’s intent to so elect. Lessor shall notify Lessee of its acceptance of Lessee’s election in writing. Time is of the essence with regard to renewal.

If Lessee fails to properly elect its option to renew this lease and if Lessee continues to occupy the demised premises following such failure to properly elect, then Lessee shall become a hold-over tenant subject to the terms and conditions governing hold-over tenancies set forth in Paragraph 27.

7. USE. Lessee agrees to use and occupy said premises for the purpose of conducting business as general office. Lessee shall not use the same for any other purpose, without the written consent of the Lessor, and shall not use or allow said premises or any part thereof to be used for any disorderly or unlawful purpose. Lessee shall obtain, at its expense, all permits required for Lessee's use of said premises.

8. ASSIGNMENT. Lessee shall not transfer nor assign this Lease, nor let nor sublet the whole or any part of said premises without the prior written consent of the Lessor. Lessor may assign or transfer this lease without consent, obligation or notice to Lessee.

9. UNIT SPECIFICATIONS. Lessor shall repair any water damage to walls and/or carpet prior to Lessee’s occupancy. Lessor shall furnish and Tenant shall accept the premises in “as is” condition. Lessor shall deliver the premises with all HVAC, Mechanical and Electrical systems in good working order. Lessee shall be responsible for all consumables e.g. light bulbs, ballasts, paper products etc.

10. PROMULGATION OF RULES. Lessor and/or the Unit Owners Association reserves the right to make and promulgate such reasonable rules regarding use and occupancy of the property and/or “Common Elements” as it may, in its sole discretion, deem necessary. Lessor and/or the Unit Owners Association may amend such rules from time-to-time as it sees fit. Lessee agrees to abide by such rules and any amendments thereto.

11. SIGNS. Lessee may, at its own risk and expense and at the written approval of the Condominium Association, erect or place in a lawful manner, signs and/or lettering concerning its business on the exterior wall of the demised premises, provided such sign and/or lettering is uniform in size and/or style with others on the Building in order to present a satisfactory and harmonious appearance. Lessee may, under no circumstances, paint its name or any advertisement directly on any part of the building or front windows or the front door. Lessee shall maintain any and all of its signs in a good state of repair, and shall repair any damage that may have been done, or may subsequently occur to the demised premises by the erection, existence, maintenance, or removal of such signs, and further shall indemnify Lessor against any loss, cost, or damage resulting from the erection, maintenance, existence, or removal of such signs. At the end of the initial lease term or any properly elected option periods, or hold-over periods, Lessee shall remove all of its signs at its sole expense.

12. TRASH. Lessee agrees to maintain the demised premises and any “Common Elements”, if applicable, in a clean and sanitary manner and in compliance with any federal, state, and/or local government statutes, ordinances, or administrative codes and regulations governing maintenance, use, and occupancy of said premises. Lessee shall cause all refuse generated by its officers, employees, agents, or arising from the conduct of its business in general to be removed from the premises and deposited in the common area dumpster, and shall not chemically treat any refuse in the demised premises or in or on any “Common Elements”.

13. UNUSUAL RISK. Lessee shall not use or allow upon premises anything which will invalidate any policy of insurance now or hereinafter carried on said building or on any of the contents thereof, or which may place any person in imminent threat of injury or damage to their person or property, or that constitutes a public nuisance, or which will cause an increase in the rate of fire or any other insurance carried on the building or contents thereof, or in any other office located in the building, or in or on any “Common Elements”.

14. NUISANCE. Lessee shall not permit any objectionable noise, or offensive or noxious odors or sound to be emitted from the premises, nor do or permit anything tending to create a nuisance or to disturb any other tenant or occupant’s use or enjoyment of any property located within the building that any tenant or occupant may own or lease, or any “Common Element” situated within or without the building, nor do anything tending to injure the business reputation or good will of Lessor, or impair Lessor’s ability to lease or sell space situated within the Building in the future. Lessee shall not conduct nor allow to be conducted upon the premises any activities which are contrary to the laws of the United States, the Commonwealth of Virginia, the City of Fairfax, or any governmental authority that might be empowered to exercise its authority over the demised premises.

15. INSURANCE. Lessee shall indemnify and save Lessor harmless from and against any and all loss or damage to person or property on the demises premises or adjoining sidewalks occasioned by its use of said premises and shall keep in full force and effect a policy of comprehensive general public liability with respect to the premises and the business operated by Lessee, Lessee shall keep in force public liability insurance with respect to the demised premises. Lessor and Lessee shall be named as parties covered, and in which the limits of liability shall not be less than $1,000,000 per occurrence/$1,000,000 for bodily injury and $1,000,000 for property damage. Evidence that such insurance is in force shall be furnished to Lessor prior to occupancy and the beginning of the lease term. Lessor to be named as additional insured on Lessee's policy. Proof of insurance shall be delivered within thirty (30) days of lease signing. Time is of the essence.

16. REPAIRS, MUNICIPAL REQUIREMENTS. Lessor shall keep the foundation, roof and the outer walls (excluding, doors, windows, glass) of Lessee's premises in good repair, except that Lessor shall not be called on to make any repairs occasioned by the act or negligence of Lessee, its agents, invitees, customers or employees. Lessee is responsible for any other repairs, including, but not limited to: lights, ballasts, bulbs, hot water heaters, electrical outlets, etc. Lessee shall promptly notify Lessor of any defects or repairs requiring Lessor's attention. Lessor shall not be liable to make any other improvements, repairs or replacements of any kind upon said premises. If fire extinguishers, fire alarms or fire suppression systems are required by the Fire Underwriting Bureau, or other government authority, said extinguishers, alarms and/or systems shall be installed and maintained by Lessee at its sole cost. Lessee covenants: (i) not to place (or suffer to be placed) any debris on the roof or attic of the building, (ii) not to cut into or drive nails into or otherwise mutilate said roof, and (iii) to make no use of the roof or attic without Lessor's prior written consent. Lessee, at its own expense, shall at all times maintain said premises and its equipment, including doors, windows, glass, in good condition and repair, and also in a clean, sanitary and safe condition in accordance with all directions, rules, and regulations of the health officer, fire marshal, insurance inspectors, building inspector or other proper officers of governmental agencies having jurisdiction. Lessee shall comply with all requirements of law, ordinances, insurance company, condominium by-laws, covenants and regulations and otherwise, affecting the premises, and shall permit no waste, damage or injury to said premises. Broken or cracked glass in windows and doors shall be immediately replaced with comparable or upgraded quality glass at the expense of Lessee.

17. DAMAGE BY FIRE. If the premises is damaged by fire, casualty, or other cause insured by Lessor, Lessor may, solely in its discretion, elect to cancel the lease and refund any prepaid rent and security deposit to Lessee, or affirm the lease and restore the demised premises to good repair. Lessee shall be notified in writing of Lessor’s election within fourteen (14) calendar days of the occurrence of the event giving rise to the demised premises being damaged. If the option to restore is elected by Lessor, the demised premises shall be put back into good repair as soon as commercially feasible, and until so restored, Lessee’s obligation to pay base rent only under this lease shall be suspended until such time as the property is repaired to the extent that Lessee may continue to utilize the demised premises for the purposes stated in Section 8 of this lease. If the premises is damaged and Lessor elects to affirm this lease, the expiration date of the initial term, or properly elected option term should the parties agree to extend the lease beyond its initial term, shall be extended by the amount of time for which Lessee’s obligation to pay rent is suspended under this Section. If said premises are condemned by lawful authority as unsafe or unfit for use, for reason other than Lessee’s use thereof, then Lessor shall repair premises within a reasonable time during which period that rent shall be likewise suspended and the expiration date of the lease extended as described above. If the condemnation is caused by Lessee’s use of the demised premises, then it shall be solely Lessee’s responsibility to put the demised premises in good repair or otherwise abate the problem cited by lawful authority, and Lessee’s obligation to pay rent, including any additional rent, shall not be suspended.

18. SUBLETTING. Lessee may not assign or encumber this lease, or sublet any portion of the premises without Lessor’s prior written consent. Such assignment, encumbrance or subletting, even if consented to by Lessor, shall not relieve Lessee from its responsibility for the performance of all terms, covenants, and conditions of this lease.

19. LIENS. If any lien or encumbrance upon Lessor’s title results from any intentional or negligent act or omission of Lessee, Lessee shall remove said lien or encumbrance within ten (10) days after Lessee knows, or should have known of the existence of the lien, or encumbrance, solely at Lessee’s cost and expense. Should Lessee fail to remove said lien or encumbrance from Lessor’s title within the ten (10) day period prescribed above, then Lessor may, solely at its option, institute any proceeding at law or in equity that it or its agents, in their sole discretion, deem necessary, and Lessee shall be obligated to reimburse Lessor for any costs and expenses, including reasonable attorney’s fees, Lessor incurs in attempting to have said lien or encumbrance removed. Should Lessee fail to reimburse Lessor for its expenses, including reasonable attorney’s fees (including internal attorney fees) at $700.00 per hour (indexed for inflation as provided in section 2), within ten (10) calendar days of Lessor’s providing Lessee written notice of the amount of those expenses, then Lessee shall be in default of this lease.

20. LATE CHARGE, PAYMENTS BY LESSOR. The rental and other payments called for in this Lease are due and payable, in advance, on the first day of each month of the term. In the event said payments are not received by the Lessor by the 5th day of the month in which said payments are due, then Lessee agrees to pay Lessor, upon demand, a late charge fee of $100.00 per day or portion of a day for which said payment remains unpaid from the first day of the month. Lessee shall pay a fee of $500.00 for any check returned to Lessor by Lessee's bank.

Lessee will promptly pay all rentals and other payments called for herein when and as the same become due and payable. If Lessor shall pay any monies, or incur any expenses in connection with any violation of the covenants herein set forth, including but not limited to reasonable attorney’s fees (including internal attorney fees) at $700.00 per hour (indexed for inflation as provided in section 2), broker fees, collection fees, and the like, the amounts so paid or incurred shall, at Lessor's option, and on notice to Lessee, be considered additional rentals payable by Lessee with the first installment of minimum rent thereafter to become due and payable, and may be collected and enforced by Lessor. Any payment of monies called for herein to be made by Lessee to Lessor is deemed additional rent and shall be collectable as additional rent.

21. MUNICIPAL REGULATIONS. Lessee shall abide by and faithfully observe all ordinances relating to the use and occupancy of said premises and traffic rules now or hereafter to be enforced in the municipality in which said premises are located, insofar as said ordinances and rules are applicable to said premises.

22. LESSOR'S ENTRY. Lessor, his agents or representatives shall have the right to enter said premises during usual business hours to view and inspect and to make such repairs, additions and alterations as Lessor may deem necessary from time to time for the safety, improvement or preservation of said building, but no such additions or alterations shall unreasonably interfere with Lessee's use of said premises and any such work, except in the case of an emergency, shall be done at such times as not to unreasonably interfere with the operation of Lessee's business. Lessor shall give Lessee reasonable notice of Lessor’s intention to enter into said premises.

23. DAMAGE TO LESSEE'S PROPERTY. All personal property in said premises shall be and remain at Lessee's sole risk, and Lessor shall not be liable for any damage to, or loss of such personal property, nor to any loss, injury or damage to, or claimed to be occasioned to the conduct, pursuit and/or operation of Lessee's business upon said premises, arising from any acts of the Lessor, his agents, servants or employees, or of any other persons, nor from rain, snow or water, nor from the leaking of the roof, or from the bursting, leaking or overflowing of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electric wires or fixtures, or from any other cause whatsoever, nor shall the Lessor be liable for any injury to the person of the Lessee or other persons in and about said premises; the Lessee expressly agreeing to save the Lessor harmless in all such cases.

24. INSURANCE & RATES - REMAINDER OF BUILDING. Lessor will procure and maintain adequate fire and extended coverage insurance on said premises. Lessee shall not permit nor do anything which would increase the rate of fire insurance as initially established for the building and should the rate for the portion of the building not occupied by Lessee be increased by reason of Lessee's use of the demised premises, Lessee shall pay to Lessor the difference in the fire insurance premiums charged for the remainder of the building over and above said standard rate, when and as the same become due and payable.

25. POSSESSION AT END OF TERM. Lessee shall, upon the termination of the term hereof and without further notice, surrender and deliver possession of said premises to Lessor in the same condition in which they were received, usual wear and tear and damage by fire or other casualty excepted, and reserves the right to remove any of his equipment or stock at the termination of the lease.

26. HOLDING OVER. In the event Lessee remains in possession of the premises after the expiration of the term hereof without written permission of Lessor and without the execution of extension agreements or a new lease, Lessee shall be deemed occupying the premises as a Lessee from month-to-month, subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy. In this event the base rent and any other monthly payments will be at 150% of current rates.

27. TERMINATION BY DEFAULT. If Lessee shall fail to pay said rental in advance as aforesaid, although there shall have been no legal or formal demand made, or shall break or violate any of the within covenants, conditions or agreements, then and in either of said events, this Lease and all things herein contained shall, at the option of Lessor, cease and determine and such failure or violation shall operate as a Notice To Quit, any other Notice To Quit being hereby expressly waived, and Lessor may proceed to recover possession of said premises under and by virtue of the provisions of the Code of Virginia, or by such process as may be in operation and force in like cases relating to proceedings between Lessors and Lessees. When such possession is obtained, Lessor may re-rent the demised premises at the risk and cost of the defaulting Lessee, whose default in no instance shall relieve him of liability for the difference between the rent herein reserved and the rent actually received by Lessor during the term remaining after the default occurs. In any such event, Lessee signed hereto shall remain responsible for the payment of all rent due, late fees and rental for the remaining term of this Lease and for such reasonable expenses as Lessor may incur for attorney's fees (including internal attorney fees) at $700.00 per hour (indexed for inflation as provided in section 2), broker's fees and repairs for placing said premises in good rentable condition. Any rent, condo fees and taxes due on the remaining lease shall be accelerated and due upon default.

28. BREACH OF LEASE. Lessee’s sole remedy against Lessor for breach of this lease shall be an action for damages, and Lessee expressly renounces any other claims, and agrees not to bring any other action other than one for damages against Lessee for any claims Lessee may have arising from this lease.

29. INSOLVENCY. In the event Lessee shall fail in business, make an assignment, or other conveyance in trust for the benefit of his creditors or be adjudged a bankrupt, or if he shall file a petition in any court for a debtor's arrangement, or compound his debts or suffer or permit a final judgment or decree for the payment of money to be entered against him and execution to issue thereon and be levied upon his interests under this lease, or if a receiver shall be appointed of or for his property and assets, then upon the happening of any such event, the term hereby demised shall at the option of Lessor, his successors or assigns, cease and determine and said leased premises shall be surrendered to said Lessor who hereby reserves the right in any of the said events to forthwith re-enter and repossess said premises. The provisions of this paragraph shall be without prejudice to any other rights that Lessor has and may desire to exercise.

301. CONFESSION OF JUDGMENT; POWER OF ATTORNEY. LESSEE HEREBY IRREVOCABLY AUTHORIZES, APPOINTS AND EMPOWERS AJAY JAGTIANI, ESQ. OF VEDDER PRICE P.C., AS LESSEE 'S ATTORNEY-IN-FACT (WHICH POWER SHALL BE DEEMED COUPLED WITH AN INTEREST), WITH FULL POWER AND AUTHORITY TO APPEAR AND PRESENT THIS LEASE BEFORE THE CLERK OF THE CIRCUIT COURT OF FAIRFAX COUNTY, VIRGINIA THIRTY (30) DAYS AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THIS LEASE, TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND TO CONFESS JUDGMENT AGAINST LESSEE IN FAVOR OF LESSOR, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LESSOR, FOR THE AMOUNT OF MONEY DUE HEREUNDER, INCLUDING INTEREST AND COSTS ACTUALLY INCURRED, LESS CREDIT FOR ANY AND ALL PAYMENTS MADE. IF A COPY OF THIS LEASE , VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN THE PROCEEDING, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. LESSEE HEREBY WAIVES AND RELEASES ANY ERRORS THAT MAY OCCUR IN ANY SUCH ACTION AND CONSENTS TO IMMEDIATE EXECUTION UPON SAID JUDGMENT. NOTICE UNDER THIS CONFESSION OF JUDGMENT PROVISION, PURSUANT TO SECTION 8.01-438, CODE OF VIRGINIA, 1950 AS AMENDED, SHALL BE SERVED ON LESSEE AT THE ADDRESS SHOWN AT THE TOP OF THIS LEASE.

31. ALTERATIONS, IMPROVEMENTS BY LESSEE. Any additions, alterations, and/or remodeling on or to the demised premises, begun after the commencement of the lease, desired by Lessee shall be made solely by the Lessee at Lessee’s expense. Lessee is prohibited from effecting any structural changes to the demised premises, or any “Common Element”. At the expiration of the lease, Lessee shall restore the premises to the same condition that existed at lease signing, reasonable wear and tear excepted, unless Lessor and Lessee agree to other terms in writing. Any trade or lighting fixtures and/or equipment or other personal property placed in or upon the premises by Lessee, other than curtains or other decorations that Lessee is required to have installed under Section 5 of this lease, shall remain the property of the Lessee, and Lessee shall have the right to remove and/or replace any such property at any time provided that s(he) shall repair any damage to the demised premises occasioned by such removal. Lessee’s right to remove its personal property shall be suspended should Lessee default on any of its obligations arising under this lease, or should Lessor be entitled to prevent said property’s removal as a matter of law. Lessee will not alter the exterior of the premises and will not make any structural alterations to the exterior or interior of the premises or any part thereof without first obtaining Lessor's written approval. Lessee further will not cut or drill into or secure any fixture, apparatus, or equipment of any kind to any part of the premises without first obtaining Lessor's written consent.

Lessee shall have no right to encumber or subject the interest of the Lessor in the demised premises to any mechanics, material men's or other liens of any nature whatsoever, and upon the filing of any such lien, the failure of the Lessee to have the same removed from record promptly shall constitute a violation of this agreement and entitle Lessor, at his option, to take any legal action elsewhere in this agreement reserved to said Lessor.

At any time during the term of this agreement or any extension or renewal thereof, should Lessee desire to install air conditioning equipment in said premises or install other equipment using an unusual amount of water or electricity, Lessee shall obtain written approval from the Lessor prior to installation of said equipment.

32. MORTGAGE. Lessee agrees that this Lease shall be subject and subordinate at all times to the lien of any mortgage, deed of trust, or other encumbrance now on said land and building, and subject and subordinate to the lien of any mortgage, deed of trust, or other encumbrance which may at any time hereafter be made a lien on said land and building. Upon written request by Lessor, Lessee shall execute and deliver to Lessor such further instrument or instruments subordinating this lease to the lien of any such mortgage, deed of trust, or other encumbrance which shall be desired or required by any mortgagee or party secured, or proposed mortgagee or party proposed to be secured. Notwithstanding such subordination, Lessee's right to quiet possession of the premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this lease unless the lease is otherwise terminated pursuant to its terms

33. WAIVER. The covenants, conditions and agreements contained herein shall be binding upon and may be legally enforced by the parties hereto, their successors and assigns respectively, and no waiver of any covenant, condition or agreement contained herein shall be construed to be a waiver of that covenant, condition or agreement, or of any subsequent breach thereof, or of this lease.

34. EMINENT DOMAIN. If the demised premises or any part thereof shall be taken by any governmental or quasi-governmental authority pursuant to the power of eminent domain, Lessee agrees to make no claim against Lessor for compensation in the proceedings, and hereby assigns to Lessor any rights which Lessee may have to any portion of any award made to Lessor as a result of such taking and this Lease shall terminate as to the portion of premises taken when title to that portion of the leased premises is taken by the condemning authority and rental shall be adjusted to that date. Lessee does not surrender any rights it has to seek compensation from any governmental or quasi-governmental authority for loss or damages sustained by it by virtue of such taking.

35. NOTICE AT TERMINATION. Lessee shall give Lessor no less than ninety (90) days written notice prior to the termination of this Lease of its intention to vacate the premises. Lessee shall give Lessor no less than sixty (60) days prior written notice of Lessee’s intent to renew this Lease at the existing rate or the then current market rental rate, whichever is greater.

36. ACCESS. For a period of ninety (90) days prior to the expiration of this lease, including any properly elected option periods, Lessor shall have access to the demised premises at reasonable times for the purpose of exhibiting them to prospective tenants, and shall have the right to hang a lockbox on the premises and post reasonable advertisements indicating that such premises is for rent.

37. DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this lease or the obligation of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the premises within ninety (90) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this lease, in which event the parties shall be discharged from all obligations hereunder.

38. ACCORD AND SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the rent provided for in this lease shall be deemed to be other than on account of the earliest due rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of the rent or pursue any other remedy provided for in this lease. In connection with the foregoing, Lessor shall have the absolute right in its sole discretion to apply any payment received from Lessee to any account or other payment of Lessee then not current and due or delinquent.

39. EXECUTION OF LEASE NOT OPTION. The submission of this Lease to Lessee shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Lessee to lease, or otherwise create any interest of Lessee in the premises or any other premises within the building or project. Execution of this Lease by Lessee and its return to Lessor shall not be binding on Lessor notwithstanding any time interval, until Lessor has in fact signed and delivered this Lease to Lessee.

40. QUIET ENJOYMENT. If the Lessee shall perform all and singular the covenants herein imposed upon it, the Lessor will warrant and defend the Lessee in the quiet enjoyment and peaceful possession of the premises during the term hereof.

41. NOTICES. All notices and other communications authorized or required hereunder shall be in writing and shall be given by mailing the same by U.S first class mail, facsimile, electronic distribution, and any such notice or other communication shall be deemed to have been given when received by the party to whom such notice of other communication shall be addressed. If intended for Lessor, the same shall be mailed to Lessor:

Alice K. Jagtiani, General Partner

W&J Enterprises, LLC

13673 Union Village Circle

Clifton, VA 20124

or at other such address as Lessor may hereafter designate by notice to Lessee; and if intended for Lessee, the same shall be transmitted to Lessee at the designated business address of said above described leased premises at the location of the leased premise, or at other address or addresses as Lessee may hereafter designate by notice in writing to Lessor.

42. BROKERAGE. The parties to this lease recognize Questor Realty, Inc., as the Broker negotiating this lease: Jennifer Neel represents the Lessor/Landlord and the Lessee/Tenant. The Landlord agrees to pay Questor Realty, Inc., for its services a commission equal to six percent (6%) of the total value of this lease. Said commission shall be due and payable in cash upon execution of this Lease.

43. ENTIRE AGREEMENT. This instrument contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing executed by both parties. The rights of the Lessor under the forgoing shall be cumulative and failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

It is further understood and agreed between the parties hereto that any charges against the Lessee by the Lessor for services or for work done on the premises by order of the Lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid. This contract shall bind the Lessor and its assigns or successors and the heirs, assigns, administrators, legal representatives, executors and the heirs, assigns, administrators, legal representatives executors or successors as the case may be to the Lessee.

44. SPECIAL PROVISIONS. There shall also convey for tenant’s use one reserved parking spot marked with the unit number.

IN WITNESS WHEREOF, Lessor and Lessee have signed and sealed this presents the day and year first hereinbefore written. Undersigned Lessee hereby guarantees performance of its obligations hereunder.

LESSOR:

W&J Enterprises, LLC

By: Alice K. Jagtiani, General Partner

By:_________________________________ (SEAL)

LESSEE:

Lithium Technology Corporation
By: Timothy J. Ryder, Chief Financial Officer and General Manager

By:_________________________________(SEAL)